Exhibit 10.17(q)

AMENDMENT No. 17 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 17 to Purchase Agreement DCT-025/2003, dated as of May 14, 2013 (“Amendment 17”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 17 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 17 and the Purchase Agreement, this Amendment 17 shall control.
WHEREAS, This Amendment No. 17 sets forth additional agreements between Embraer and Buyer related to certain terms and conditions contained in Amendment No. 13 to the Purchase Agreement.
NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

1.1	The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:
“

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Exhibit 10.17(q)

AMENDMENT No. 17 TO PURCHASE AGREEMENT DCT-025/2003

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/15
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/15
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/15
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/15
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/16
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/16
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/16
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/16
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17
16	[***]/06	38	[***]/09	60	[***]/13	82	[***]/17
17	[***]/06	39	[***]/09	61	[***]/13	83	[***]/17
18	[***]/06	40[***]	[***]/09	62	[***]/13	84	[***]/17
19	[***]/06	41[***]	[***]/09	63	[***]/13	85	[***]/17
20	[***]/06	42	[***]/09	64	[***]13	86	[***]/18
21	[***]/06	43	[***]/09	65	[***]/14	87	[***]/18
22	[***]/06	44[***]	[***]/09	66	[***]/15	88	[***]/18

(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

2.	[***]

2.1	Article 2 “[***]” of each of Amendment No. 12 and No. 13 of the Purchase Agreement shall be entirely deleted.”
All other terms and conditions of the Purchase Agreement (including Amendment No. 16 of the Purchase Agreement), which are not specifically amended by this Amendment 17, shall remain in full force and effect without any change.
[SIGNATURE PAGE FOLLOWS]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 17 to Purchase Agreement DCT-025/2003    Page 2 of 2

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Exhibit 10.17(q)

AMENDMENT No. 17 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 17 to the Purchase Agreement to be effective as of the date first written above.
Embraer S.A.    JetBlue Airways Corporation
By:    /s/ Artur Coutinho        By:    /s/ Mark D. Powers
Name:    Artur Coutinho        Name:    Mark D. Powers
Title:    COO – Chief Operating Officer        Title:    Chief Financial Officer
By:    /s/ José Luís D’Avila Molina
Name:    José Luís D’Avila Molina
Title:    Vice President, Contracts

    Commercial Aviation
Date:    May 27, 2013        Date:    May 14, 2013
Place:    São José dos Campos, SP        Place:    Long Island City, NY
Witness:    /s/ Fabiola Neri Tocci Moreira        Witness:    /s/ Ursula Hurley
Name:    Fabiola Neri Tocci Moreira        Name:    Ursula Hurley

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 17 to Purchase Agreement DCT-025/2003    Page 3 of 3

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